UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 27, 2005

Date of Report (Date of earliest event reported)
WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     WebMD Corporation has changed the date of its 2005 Annual Meeting of Stockholders from September 22, 2005 to September 29, 2005.
     The meeting will begin at 10:00 a.m. (Eastern time) on Thursday, September 29, 2005, and will be held at the Sheraton Crossroads Hotel, 12th Floor, One International Boulevard, Mahwah, New Jersey 07495.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: July 27, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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